CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL, AND THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
EXHIBIT 10.3

CHANGE ORDER

PROJECT NAME: Driftwood LNG Phase 1 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: November 10, 2017	CHANGE ORDER NUMBER: CO-013 DATE OF CHANGE ORDER:

The Agreement between the Parties is changed as follows:
In accordance with Section 5.1 of the Agreement, the Parties agree to enter into this CO-013 defining the LNTP No. 3 Work as defined and detailed below:
I.OWNER RESPONSIBILITIES
Prior to Contractor’s commencement of the Work specified in Exhibit C (LNTP No. 3 Work) attached to and made a part of this CO-013 (“LNTP No. 3 Work”), Owner shall comply with its relevant obligations defined in the Agreement, including Section 5.2A.

Contractor shall not be obligated to commence Work under this LNTP No. 3 until the Monthly Payment for Month 2 identified in Exhibit A (LNTP No. 3 Payment Schedule) attached to and made a part of this CO-013 (the “Second Monthly Payment”) has been received by Contractor in cleared funds.
A.Scope Modifications
None.

B.Agreement Terms Modifications

None with respect to Owner Responsibilities.

C.Commercial Impacts
None.
II.LIMITED NOTICE TO PROCEED NO. 3 (LNTP NO. 3)
A.LNTP No. 3 Work Schedule
Subject to Section I (Owner Responsibilities) above, Contractor will:
1.Commencement of Work:

Contractor shall commence with the performance of the LNTP No. 3 Work on the date the Second Monthly Payment is received pursuant to I.A above (“LNTP No. 3 Commencement”).

2.Completion of Work:

Contractor shall use reasonable efforts to achieve completion of LNTP No. 3 Work by August 31, 2024.

B.Agreement Schedule Modifications

None.

C.Agreement Terms Modifications

None.

D.Commercial Impacts

Owner acknowledges and agrees Contractor has used and is continuing to use reasonable efforts to progress the Work of LNTP No. 2 (including under Change Orders CO-011 and CO-012) and such Work is separate and apart from this LNTP No. 3.
III.SCOPE OF LNTP No. 3 WORK
A.LNTP No. 3 Site

For the purpose of the LNTP No. 3 Work and subject to the terms of the Agreement (including Section 3.24), Owner shall, at LNTP No. 3 Commencement, provide Contractor with access to and care and custody of the LNTP No. 3 Site (as defined below), and such access shall be sufficient to permit Contractor to progress with the LNTP No. 3 Work on a continuous basis without material interruption or interference by others in accordance with Section 4.3A of the Agreement.

Pursuant to Section 4.5 of the Agreement, Owner has provided to Contractor in Exhibit B (LNTP No. 3 Site Legal Description and Survey) attached to and made a part of this CO-013 (i) the legal description of the Site for the LNTP No. 3 Work (“LNTP No. 3 Site”); and (ii) a survey of the LNTP No. 3 Site showing the boundaries of the LNTP No. 3 Site and one survey control point. Contractor has received and reviewed the provided legal description and survey of the LNTP No. 3 Site and determined that Owner has satisfied such obligation and that no adjustments are required for Contractor to perform the LNTP No. 3 Work in accordance with the requirements of the Agreement (as amended by this CO-013). To the extent any existing above-ground structures or utilities are shown in the survey, Contractor shall independently verify the locations of such existing structures and utilities.
B.Scope of LNTP No. 3 Work

The LNTP No. 3 Work is defined in Exhibit C to this CO-013. The Work authorized under LNTP No. 2 (including work detailed in Change Order No. 11 (CO-011) and Change Order No. 12 (CO-012)) is separate and apart from the Work authorized under this LNTP No. 3. If: (i) Contractor does not complete the LNTP No. 3 Work by the completion date identified in Section II.A; (ii) the Monthly Payment for all months identified in Exhibit A to this CO-013 have been received by Contractor in cleared funds; and (iii) Contractor has not received further Limited Notice to Proceed or Notice to Proceed from Owner, then, as Owner’s sole remedy, Contractor shall, at its option either (y) credit Owner for all incomplete LNTP No. 3 Work for which Owner compensated Contractor based on mutual agreement of such incomplete Work (both acting reasonably), or (z) absent such mutual agreement, complete the LNTP No. 3 Work. If Contractor elects to complete the incomplete LNTP No. 3 Work and does so partially, Owner shall receive a credit for the portion of LNTP No. 3 Work that remains incomplete after Contractor's efforts to complete such Work. For the avoidance of doubt, Contractor reserves the right to complete the LNTP No. 3 Work in its sole discretion. If Contractor has received further Limited Notice to Proceed or Notice to Proceed from Owner, then, subject to the Parties’ rights under the Agreement, the Parties agree that Owner shall have fully compensated Contractor for the completion of all LNTP No. 3 Work and Contractor agrees to complete all incomplete LNTP No. 3 Work as part of the Work under such Limited Notice to Proceed or Notice to Proceed.

Pursuant to Section 3.2(G) and Attachment 16 (Contractor Permits) of the Agreement, Contractor acknowledges and agrees that it has obtained or will obtain all Contractor Permits that are necessary for the performance of the LNTP No. 3 Work and will continue to maintain such permits throughout performance of the LNTP No. 3 Work.
C.Agreement Terms Modifications

None.
D.Commercial Impacts

None.
IV.LNTP NO. 3 INSURANCE REQUIREMENTS
From LNTP No. 3 Work Commencement through completion of the LNTP No. 3 Work, Contractor shall maintain only those insurance coverages identified in Attachment 15 (Insurance) of the Agreement that are required for the LNTP No. 3 Work subject to the following modifications:

1)Clause 1.A.4: Excess Liability with a limit of Thirty Million US Dollars ($30M) per occurrence and in the aggregate;

2)Clause 1.A.9: Builder’s Risk Insurance Sum Insured of One Hundred Fifty Million US Dollars ($150M) including a Windstorm/Water Damage sublimit of Twenty-Five Million US Dollars ($25M);

3)Clause 1.A.10: Builder’s Risk Delayed Startup Insurance will not be procured for this LNTP No. 3 Work;

4)Clause 1.A.11: Marine Cargo insurance for the replacement value of each shipment on a C.I.F. basis plus Ten percent (10%) with a maximum limit of Twenty-Five Million US Dollars ($25M) per conveyance;

5)Clause 1.A.12: Marine Cargo Delayed Startup Insurance will not be procured for this LNTP No. 3 Work;

6)Clause 1.A.13: Marine General Liability with a limit of Fifty Million US Dollars ($50M) per occurrence and in the aggregate; and

7)Clause 1.A.14: Contractor’s Pollution Liability with a limit of Ten Million US Dollars ($10M) per occurrence and in the aggregate.

A.Agreement Terms Modification
None.
B.Commercial Impacts

None.
V.LNTP NO. 3 PAYMENT SCHEDULE; TERMINATION

Subject to the terms of the Agreement (including Section 7.2D) as applicable for this LNTP No. 3, Owner shall pay Contractor the amounts specified in the table attached as Exhibit A to this CO-013 no later than the twenty-fifth (25th) Business Day of the month in which the payment is due, except for the Second Monthly Payment which shall be paid before commencement of the LNTP No. 3 Work as required by Section I of this CO-013.
Subject to Section III of this CO-013, Contractor shall credit Owner for all amounts paid for the LNTP No. 3 Work by representing such amounts in Contractor’s first invoice following NTP under “9. Less Previous Invoices” according to Schedule 9-2 (Form of Contractor’s Invoice) of the Agreement. Any Contract Price adjustments after the effective date of this CO-013 shall exclude all amounts paid by Owner to Contractor for the LNTP No. 3 Work.
Owner, in its sole discretion, may terminate the LNTP No. 3 Work at any time after commencement of the LNTP No. 3 Work, without cause, by providing at least thirty (30) Days’ prior written notice to the Contractor. As consideration for the right to terminate the LNTP No. 3 Work, Owner shall, upon the effective date of termination, pay to Contractor the lump-sum demobilization fee as specified in Exhibit A (“Demobilization Fee”), which shall be deemed to cover all costs and expenditures of Contractor in completely demobilizing Construction Equipment and Contractor Group personnel from the LNTP No. 3 Site; provided, that, if the LNTP No. 3 Work terminates before the end of any month, the Demobilization Fee for the period from the beginning of such month to the effective date of termination shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. The Parties intend the Demobilization Fee to be liquidated damages constituting compensation, and not a penalty. The Parties acknowledge and agree that damages resulting from termination pursuant to this Section II.D would be impossible or very difficult to accurately estimate, and that the Demobilization Fee is a reasonable estimate of the anticipated or actual harm that may arise from such termination. Owner’s payment of the Demobilization Fee is the Owner’s sole liability and entire obligation and the Contractor’s exclusive remedy for any termination by Owner under this Section II.D. For avoidance of doubt, the payment schedule and demobilization fee (Exhibit A) for LNTP No. 3 is in addition to and does not replace the Owner’s existing obligations under LNTP No. 2 (CO-012) which remain in effect and continuing.
A.Agreement Payment Schedule Modifications
None.
B.Agreement Terms Modifications
None.
C.Commercial Impacts
None.
VI.OTHER COMMERCIAL ITEMS
Notwithstanding the Contract Price set out below, the bid validity for the Contract Price and Project Schedule proposal issued by Contractor on or about August 4, 2023, expired on December 15, 2023, and is no longer valid. The Owner shall not issue NTP until the Parties agree to a Pre-NTP Refresh Adjustment and Risk Sharing Mechanisms as set out in CO-011, and the lack of a Party’s agreement shall not be subject to Owner’s right to issue a unilateral Change Order.

A.Scope Modifications

None.

B.Agreement Terms Modifications

None.

C.Commercial Impacts

None.
VII.LIST OF EXHIBITS
Exhibit A    LNTP No. 3 Payment Schedule
Exhibit B    LNTP No. 3 Site Legal Description and Survey
Exhibit C    LNTP No. 3 Work (Scope of Work)

Adjustment to Contract Price
The original Contract Price was ...........................................................        USD [***]    EUR [***]

Net change by previously authorized Change Orders (# CO-010) ......        USD [***]    EUR [***]

The Contract Price prior to this Change Order was .............................        USD [***]    EUR [***]

The Contract Price will be increased ~~(decreased)~~ (~~unchanged~~)
by this Change Order in the amount of ................................................    USD [***]         EUR [***]

The new Contract Price including this Change Order will be ..............    USD [***]        EUR [***]

The Aggregate Provisional Sum prior to this Change Order was ........    USD [***]    EUR    [***]

The Aggregate Provisional Sum will be increased .............................
by this Change Order in the amount of     USD [***]        EUR     [***]

The new Aggregate Provisional Sum
including this Change Order will be .....................................................    USD [***]    EUR     [***]

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A
Adjustment to Payment Schedule: N/A
Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: XXX Contractor _ XXX Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.
/s/ XXX XXX XXX                        /s/ XXX XXX XXX
Owner                                Contractor
XXX XXX XXX                            XXX XXX XXX
XXX XXX XXX                            XXX XXX XXX

6/27/2024                            6/27/2024
Date of Signing                            Date of Signing